COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Analyst Presentation November 2007 Building relationships for over 100 100 years Exhibit 99.1

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

THIS PRESENTATION, INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE,
CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-
LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE",
"EXPECT", "SEEK", AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING
STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH
FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A
OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT
LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR
FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE
COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING
STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH
CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD
DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE
FORWARD-LOOKING STATEMENTS.  A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL
RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING
STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.
Safe Harbor Statement

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

3 Agenda Overview of Cooperative Bankshares Market Area Financial Highlights Trading Data Summary

Overview of Cooperative Bankshares

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$922.0 million bank holding company headquartered in
Wilmington, NC
Subsidiaries: Cooperative Bank and Lumina Mortgage Company
109-year operating history in Eastern NC
Traded on NASDAQ National Market under the symbol “COOP”
21 financial centers and 4 loan offices in North Carolina
(including Lumina) and 1 financial center in South Carolina
Who We Are Today

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Cooperative Bank formed in 1898 as a mutual thrift
Converted to stock savings bank in 1991
Formed holding company in 1994
Acquired Lumina Mortgage in 2002
Adopted a North Carolina commercial bank charter in
2002
Opened four new financial centers in 2003 (two in
December)
Issued $15 million of trust preferred securities in 2005
Acquired Bank of Jefferson in July 2007
Hired an area executive for the Myrtle Beach / Grand
Strand SC area in October 2007
History

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Executive Management
Name Title Age Experience
Frederick Willetts, III Chairman, President & CEO 58 35 Years
O.C. Burrell, Jr. Chief Operating Officer 59 36 Years
Todd L. Sammons, CPA Chief Financial Officer 46 21 Years
Dickson B. Bridger Mortgage Lending 48 25 Years

Market Analysis

Virginia
North Carolina
South Carolina
Corolla
Kill Devil Hills
Nags Head
Belhaven
Washington (2)
Jacksonville (2)
Wallace
Beaufort
Morehead City (2)
Surf City
Elizabethtown
Jefferson
Whiteville
Wilmington (6)
Leland
Tabor City
Southport
Scale Legend
0
20
40

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

9 Footprint Retail Branches Mortgage Offices

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
Southeastern coastal metropolitan area
Significant economic benefit of the 1990 expansion of Interstate
I-40 to Wilmington
Growth in tourism, retirees and housing
Attraction of major employers such as PPD, GE, Dupont, Verizon and Corning
Largest employer – New Hanover Regional Medical Center (4,600 employees)
Nicknamed “Hollywood of the East” the film and TV industry is a major factor in Wilmington’s economic growth
Education – UNC-Wilmington is a public university with over 12,000 students
Market Analysis
Sources: Wilmington Regional Film Commission, Inc. and Wilmingtontoday.com

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
2006 MSA population of 326,000
Ranked among top 5% of MSAs for population growth by
percentage (37.2%) from 1990 to 2000
Population growth expected to nearly double the national average over the next five years
Household income up 68% since 1989
Market Analysis
MSA region includes New Hanover, Brunswick and Pender counties.
Source: U.S. Census data, 2006 and SNL Financial.

Financial Highlights

Financial Snapshot
Dollars in thousands except per share data, as of September 30, 2007
Total Assets $921,965
Total Deposits (Increased 93% since 2003)
$707,897
Total Equity $63,484
LTM Net Income $8,385
LTM EPS $1.26
Book Value per Common Share $9.69
LTM ROA
0.97%
LTM ROE 14.11%
Shares Outstanding
6,549,367
Insider Control as of 9/30/2007*
*   Includes 225,541 stock options that are immediately exercisable.
25.55%

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

14 $504 $502 $550 $746 $860 $922 $300 $400 $500 $600 $700 $800 $900 $1,000 2002 2003 2004 2005 2006 Sept 30 2007 13.6% compound annual growth Assets ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

15 $417 $408 $457 $642 $758 $808 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 2002 2003 2004 2005 2006 Sept 30 2007 14.9% compound annual growth Total Net Loans ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

1-4 Family
52%
Comm'l Industrial,
Agricultural
3%
Consumer
2%
Other
0%
Commercial Real
Estate
22%
Equity Lines
4%
Multi-Family
4%
Construction &
Development
13%
Dec. 2002 Dec. 2006
Equity Lines
3%
Multi-Family
2%
1-4 Family
48%
Construction &
Development
22%
Commercial Real
Estate
21%
Other
0%
Consumer
1%
Comm'l, Industrial,
Agricultural
3%
Loan Composition
Source: Annual Report data as of December 31, 2002 and December 31, 2006.

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

17 $357 $367 $415 $565 $662 $708 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 2002 2003 2004 2005 2006 Sept 30 2007 15.5% compound annual growth Deposits ($Millions)

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

18 $4,944 $5,404 $4,681 $5,502 $7,640 $6,276 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2002 2003 2004 2005 2006 Sept 30 2007 Net Income ($000s)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$0.77
$0.83
$0.71
$0.84
$1.15
$0.95
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
2002 2003 2004 2005 2006 Sept 30
2007
Earnings Per Share*
*Per share information is computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect to the two 3-for-2 stock splits in the form of a 50% stock dividend declared on January 19, 2005 and May 31, 2006.

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Asset Quality
1. Gross Loans do not include Loans Held For Sale.
2. Annualized
104.9%
1.07%
0.04%2
1.02%
1.02%
Sept
30,
2007
600.8%
1.02%
0.11%
0.17%
0.23%
2006
21,134.4% 2,102.9% 1,291.0% 502.9%
Loan Loss Reserves / Non-Performing
Loans
1.05% 0.96% 0.85% 0.74%
Loan Loss Reserves / Gross Loans¹
0.01% 0.02% 0.06% 0.08%
Net Charge Offs / Average Loans
0.00% 0.05% 0.07% 0.15%
Non-Performing Loans / Gross Loans¹
0.01% 0.04% 0.05% 0.24%
Non-Performing Assets / Total Assets
2005 2004 2003 2002

Trading Data

22 Trading Data Data as of September 30, 2007 Stock Price $16.94 Market Capitalization $110.9 million LTM P/E 13.44x Dividend Yield 1.18%

Summary

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Continue transition to community bank
Explore acquisitions in existing and adjoining
markets
Continue to increase profitability
Maintain high asset quality
Expand into Coastal South Carolina
Long-Term Strategy

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

25 Experienced management team with knowledge of local markets Largest community bank based in Wilmington, NC MSA Improved financial performance Asset quality Reasons to Invest